SUPPLEMENT TO
CALVERT GLOBAL ALTERNATIVE ENERGY FUND
Calvert Equity and Asset Allocation Funds Prospectus (Class A, B, C and Y)
dated January 31, 2014, as revised April 15, 2014
Calvert Equity Funds Prospectus (Class I)
dated January 31, 2014
Calvert Global Alternative Energy Fund Summary Prospectus (Class A, C and Y)
dated January 31, 2014
Calvert Global Alternative Energy Fund Summary Prospectus (Class I)
dated January 31, 2014
Date of Supplement: October 31, 2014
IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME
AND INVESTMENT POLICY
The Board of Directors (the “Board”) for Calvert Global Alternative Energy Fund (the “Fund”) has approved changing the name of the Fund to “Calvert Global Energy Solutions Fund.” The name change will become effective on January 31, 2015 (the “Effective Date”), and new prospectuses dated on the Effective Date will replace the existing prospectuses for the Fund.
Concurrent with the name change, the Fund will revise its current non-fundamental 80% investment policy (the “80% investment policy”). The 80% investment policy currently reads as follows:
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is alternative energy or that are significantly involved in the alternative energy sector.
The Board approved the following revised 80% investment policy:
The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in sustainable energy solutions.
There will be no change in the way the Fund is currently managed notwithstanding the name change and revised 80% investment policy.